Exhibit 99.1

PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

FINANCIAL STATEMENTS

AUGUST 26, 2017, JANUARY 28, 2017, AND JANUARY 30, 2016

PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

TABLE OF CONTENTS

AUGUST 26, 2017, JANUARY 28, 2017, AND JANUARY 30, 2016

3815 Interstate Court Montgomery, AL 36109 334.271.2200 warrenaverett.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Gopher Protocol, Inc. and W.L. Petrey Wholesale Company, Inc.

We have audited the accompanying financial statements for Preway Communications, a division of W.L. Petrey Wholesale Company, Inc., which comprise the balance sheets as of August 26, 2017, January 28, 2017, and January 30, 2016, and the related statements of operations and cash flows for the period ended August 26, 2017, and for the years ended January 28, 2017 and January 30, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibilities

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis of our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Preway Communications, a division of W.L. Petrey Wholesale Company, Inc. as of August 26, 2017, January 28, 2017, and January 30, 2016, and the results of its operations and its cash flows for the period ended August 26, 2017, and for the years ended January 28, 2017 and January 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Montgomery, Alabama

October 31, 2017

PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

BALANCE SHEETS

AUGUST 26, 2017, JANUARY 28, 2017, AND JANUARY 30, 2016

ASSETS

	August 26,	January 28,	January 30,
	2017	2017	2016
CURRENT ASSETS

Accounts receivable – trade (net of allowance of $0, $5,197, and $379, respectively)	$924,844	$1,194,714	$1,246,897
Inventories	408,825	572,985	660,698

Total current assets	1,333,669	1,767,699	1,907,595

EQUIPMENT – NET	204,471	245,357	320,912

OTHER ASSETS
Goodwill	—	—	96,949
Prepaid expenses	9,328	24,922	43,871

Total other assets	9,328	24,922	140,820

TOTAL ASSETS	$1,547,468	$2,037,978	$2,369,327

See notes to the consolidated financial statements.

PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

BALANCE SHEETS

AUGUST 26, 2017, JANUARY 28, 2017, AND JANUARY 30, 2016

LIABILITIES AND OWNERS’ EQUITY

	August 26,	January 28,	January 30,
	2017	2017	2016
CURRENT LIABILITIES
Accounts payable	$—	$13,732	$10,931
Accrued expenses	692,170	899,988	931,274

Total current liabilities	692,170	913,720	942,205

TOTAL LIABILITIES	692,170	913,720	942,205

TOTAL OWNERS’ EQUITY	855,298	1,124,258	1,427,122

TOTAL LIABILITIES AND OWNERS’ EQUITY	$1,547,468	$2,037,978	$2,369,327

See notes to the consolidated financial statements.

PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED AUGUST 26, 2017 AND

FOR THE YEARS ENDED JANUARY 28, 2017 AND JANUARY 30, 2016

	August 26,	January 28,	January 30,
	2017	2017	2016

SALES	$32,329,172	$66,610,847	$80,826,825
COST OF GOODS SOLD	30,807,714	63,497,703	76,763,482
GROSS PROFIT	1,521,458	3,113,144	4,063,343
OPERATING EXPENSES	1,672,826	3,489,191	4,473,603
LOSS FROM OPERATIONS	(151,368)	(376,047)	(410,260)
OTHER EXPENSES
Interest expense	19,268	29,335	50,301
NET LOSS	$(170,636)	$(405,382)	$(460,561)

See notes to the consolidated financial statements.

PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

STATEMENTS OF CASH FLOWS

FOR THE PERIOD ENDED AUGUST 26, 2017 AND

FOR THE YEARS ENDED JANUARY 28, 2017 AND JANUARY 30, 2016

INCREASE (DECREASE) IN CASH

	August 26,	January 28,	January 30,
	2017	2017	2016

NET LOSS	$(170,636)	$(405,382)	$(460,561)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Depreciation and amortization	62,664	244,176	421,608
Changes in assets and liabilities:
Accounts receivable	269,870	52,183	413,604
Inventories	164,160	87,713	583,480
Prepaid expenses	15,594	18,949	17,613
Accounts payable	(13,732)	2,801	6,876
Accrued expenses	(207,818)	(31,286)	(320,438)

Net cash provided by (used in) operating activities	120,102	(30,846)	662,182

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(21,778)	(71,672)	(99,882)

CASH FLOWS FROM FINANCING ACTIVITIES
Contributions from owner	—	102,518	—
Distributions to owner	(98,324)	—	(562,300)

Net cash provided by (used in) financing activities	(98,324)	102,518	(562,300)

NET INCREASE (DECREASE) IN CASH	—	—	—

CASH AT BEGINNING OF YEAR	—	—	—

CASH AT END OF YEAR	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$19,268	$29,335	$50,301

See notes to the consolidated financial statements.

PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 26, 2017, JANUARY 28, 2017, AND JANUARY 30, 2016

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The operations of Preway Communications, a division of W.L. Petrey Wholesale Company, Inc. (the Company) consist primarily of the sale of phones and phone card products. Phone card products are comprised of PINS for cell minutes, SIM cards for cell minutes, as well as gift cards.

Fiscal Year

The Company operates on a 52/53 week fiscal year. The period ended August 26, 2017 was comprised of 30 weeks, and the years ended January 28, 2017 and January 30, 2016 were comprised of 52 weeks and 53 weeks, respectively.

Basis of Accounting

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Major Customers and Suppliers

The Company’s primary customers are convenience stores located throughout the continental United States. Five of these customers represent approximately 2% of sales and 1% of accounts receivable for the period ended August 26, 2017, compared to approximately 2% of sales and 2% of accounts receivable for the years ended January 28, 2017 and January 30, 2016, respectively.

Accounts Receivable – Trade

The Company reports trade receivables at net realizable value. The Company determines past due status for trade accounts receivable based on contractual terms, and charges off accounts deemed uncollectible when further collection is considered unlikely. Generally, the Company requires no collateral from its customers. The allowance for doubtful accounts is determined by management based on the specific identification of past due accounts or individual accounts deemed potentially uncollectible.

Inventories

The inventory of phones and phone card products is valued at cost. Cost is determined based on the lower of cost or market.

Equipment

Equipment is stated at cost less accumulated depreciation. Depreciation has been provided for using the straight-line and accelerated methods over the estimated useful life of 3 to 15 years for furniture, fixtures and equipment. Expenditures for maintenance and repairs are charged to operations while expenditures which significantly alter the asset or increase its useful life are capitalized. The cost and accumulated depreciation of assets sold or retired are removed from the respective accounts. Any gain or loss from the sale or retirement of property is reflected in income.

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PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 26, 2017, JANUARY 28, 2017, AND JANUARY 30, 2016

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 605, Revenue Recognition. Under FASB ASC 605, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured. The Company recognizes revenue from the sale of phones and phone card products at the time of sale to the customer.

Income Taxes

The financial statements do not include a provision for income taxes because the Company does not incur federal or state income taxes. Instead its earnings and losses are reported in the tax return of its owner, W.L. Petrey Wholesale Company, Inc.

Advertising

Advertising costs are expensed as incurred. Advertising expense was approximately $9,317, $3,201 and $7,326 for the period ended August 26, 2017, and for the years ended January 28, 2017 and January 30, 2016, respectively.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Shipping and Handling

Costs incurred for shipping and handling of goods sold to customers are included in operating expenses in the statements of income. Shipping and handling costs totaled $25,664, $42,834, and $44,380 for the period ended August 26, 2017 and for the years ended January 28, 2017 and January 30, 2016, respectively.

Goodwill

Goodwill represents the excess of the purchase price over fair value of the assets purchased. The Company amortizes goodwill on a straight-line basis over a period of ten years or less, and tests goodwill for impairment at least annually for recoverability.

Fair Value Measurement

The Company applies, when appropriate, the provisions of FASB ASC 820, Fair Value Measurement, to its financial assets and liabilities and certain of its nonfinancial assets and liabilities that are measured and/or disclosed at fair value on a recurring basis. Fair value for financial reporting purposes is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly market transaction between market participants at the measurement date (reporting date).

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PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 26, 2017, JANUARY 28, 2017, AND JANUARY 30, 2016

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Fair Value Measurement – Continued

Under FASB ASC 820, fair value is based on an exit price in the primary market or most advantageous market in which the reporting entity could transact. As of August 26, 2017, January 28, 2017, and January 30, 2016 there were no significant assets or liabilities for which these provisions are applicable.

Impairment of Long-Lived Assets

In accordance with FASB ASC 360, Property, Plant and Equipment, the Company on an ongoing basis reviews long-lived assets for impairment whenever adverse events or changes in circumstances indicate that the carrying amounts may not be recoverable. An impairment loss is recognized when a long-lived asset’s carrying value is not recoverable and exceeds estimated fair value. Fair values are determined based on an estimate of discounted future cash flows or external appraisals in certain circumstances.

Subsequent Events

The Company has evaluated subsequent events through October 31, 2017, the date which the financial statements were available to be issued.

2.       GOODWILL

The Company follows the provisions of FASB ASC 350, Intangibles – Goodwill and Other, which permits a private company to amortize goodwill on a straight-line basis over a period of ten years or less.

Amortization expense of $0, $96,949, and $180,232 was included in operating expenses as of August 26, 2017, January 28, 2017, and January 30, 2016, respectively.

3.       EMPLOYEE BENEFIT PLAN

The Company participates in the 401(k) plan of W.L. Petrey Wholesale Company, Inc. Employees who meet a one-year length of service requirement and are at least 21 years of age are eligible to participate. A participant will be 100% vested under the plan upon completing seven years of service, or upon obtaining normal retirement age of 65. Employees can elect to make pre-tax contributions to the 401(k) plan in 1% increments up to 15% of eligible payroll. Company contributions are discretionary and are determined annually by the Board of Directors. Total contributions are limited to 15% of eligible payroll and the limit allowed under provisions of the Internal Revenue Code.

The Company matched 20% of the first 6% of employee contributions to the 401(k) plan for the period ended August 26, 2017 and for the years ended January 28, 2017 and January 30, 2016.

9

PREWAY COMMUNICATIONS

A DIVISION OF W.L. PETREY WHOLESALE COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

AUGUST 26, 2017, JANUARY 28, 2017, AND JANUARY 30, 2016

4.       CHANGES IN OWNERS’ EQUITY

The specific components of the change in equity are as follows:

	August 26, 2017	January 28, 2017	January 30, 2016

Beginning balance	$1,124,258	$1,427,122	$2,449,983

Net loss	(170,636)	(405,382)	(460,561)
Contributions from owner	—	102,518	—
Distributions to owner	(98,324)	—	(562,300)

Ending balance	$855,298	$1,124,258	$1,427,122

5.       CONCENTRATION OF CREDIT RISK

The Company grants credit to customers, substantially all of which are commercial establishments, located throughout the United States. Its customers are primarily convenience stores and grocery stores. Consequently, the Company’s ability to collect its accounts receivable may be affected by fluctuations in those industries. The Company maintains allowances for potential credit losses, which, when realized, have been within the range of management’s expectations.

There are currently four primary suppliers of phone card products for the Company. Even though phone card products comprise the entirety of the Company’s sales, management anticipates no adverse impact to operating results for this concentration of suppliers.

6.       LITIGATION

The Company is involved in litigation and regulatory investigations arising in the ordinary course of business. While the ultimate outcome of these matters is not presently determinable, it is the opinion of management that the resolution of outstanding claims will not have a material adverse effect on the financial position or results of operations of the Company.